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EXHIBIT 10.5
                                 ROBBIE WILLISON
                              GLOBAL E TUTOR, INC.

                               STOCK OPTION GRANT

Optionee:                     Robbie Willison
                 -----------------------------------------------------

Address:
                 -----------------------------------------------------

Grant Date:                   January 21, 2000
                 -----------------------------------------------------

Exercise Price:   $ ______ per share

Number of Option Shares:     208,000   shares
                          ------------

Expiration Date:              JANUARY 31, 2003
                 -----------------------------------------------------

         This Stock Option Grant is made, as of the Grant Date set forth above, by and between Global e Tutor, Inc., a Delaware corporation (the "Corporation") and the Optionee named above. This Stock Option Grant includes the terms of the Stock Option Exercise Notice and Purchase Agreement attached hereto as Exhibit A.

         1. Grant of Option. The Corporation hereby grants to Optionee named above, as of the Grant Date, an option to purchase up to the total number of Option Shares specified above. The Option Shares shall be purchasable from time to time during the option term specified in paragraph 2 below at the Exercise Price.

         2. Option Term. The option term shall be measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date specified above.

         3. Exercisability. This option shall become vested or exercisable for the Option Shares immediately upon grant.

         4. Adjustment in Option Shares. Should any change be made to the Common Stock of the Corporation by reason of any split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option, and (ii) the Exercise Price, in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

         5. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price, and become a holder of record of the Purchased Shares.

         6.       Manner of Exercising Options

                  a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising this option) must take the following actions:

                           (1)  Execute  and  deliver  to the  Corporation  a
Stock Option Exercise Notice and Purchase Agreement (Exhibit A) for the Option Shares for which the option is exercised.

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                           (2) Pay the aggregate Exercise Price for the
Purchased Shares in Cash or check made payable to the Corporation.

                           (3) Execute and deliver to the Corporation such
written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

                  b. As soon as practical after the Exercise Date, the Corporation shall issue to a share certificate for the Purchased Shares, with the appropriate legends affixed thereto.

                  c. In no event may this option be exercised for any fractional shares.

         7.       Compliance with Laws and Regulations

                  a. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or Nasdaq, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  b. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

         8. Successors and Assigns. Except to the extent otherwise provided the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee and the legal representatives, heirs and legatees of Optionee's estate.

         9. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Stock Option Grant. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         10. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to its conflict-of-laws rules.

         IN WITNESS WHEREOF, this Agreement is executed as of the Grant Date first noted above.

                                         GLOBAL E TUTOR, INC.
                                         By: /s/ Thomas E. McMurrain, President

                                 ACKNOWLEDGEMENT
         Optionee acknowledges that there may be adverse tax consequences upon the granting of this option, the exercise of this option and/or upon disposition of the Purchased Shares, and that Optionee should consult a tax advisor.

                                         OPTIONEE
                                         /s/ Robbie Willison
                                         Date

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                                    EXHIBIT A
                                    ---------

               STOCK OPTION EXERCISE NOTICE AND PURCHASE AGREEMENT
               ---------------------------------------------------

                                 ROBBIE WILLISON
                              GLOBAL E TUTOR, INC.

                          STOCK OPTION EXERCISE NOTICE
                             AND PURCHASE AGREEMENT

         This Stock Option Exercise Notice and Purchase Agreement ("Agreement") is made as of this ____ day of ___________, _________, by and between GLOBAL E TUTOR, INC., a Delaware corporation and ROBBIE WILLISON, Optionee under the terms of a Stock Option Grant granted to Optionee.

         A.       EXERCISE OF OPTION

                  1. Exercise. Optionee hereby elects to exercise Optionee's option to purchase ________________ (____) shares of Common Stock (the "Purchased Shares") of the Corporation, pursuant to that certain option (the "Option") granted Optionee on January 21, 2000 (the "Grant Date") at the exercise price of $0.25 per share (the "Exercise Price").

                  2. Payment. Concurrent with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares and shall deliver whatever additional documents may be required by the Stock Option Grant as a condition for exercise with respect to the Purchased Shares.

         B.       SECURITIES LAW COMPLIANCE

                  1. Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration as noted below. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 of the 1933 Act, which exempts certain resales of unrestricted securities, is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act. The Option Shares are being issued under the Act pursuant to (check the applicable box):

/ /      the exemption in Rule 504;
/ /      the exemption in Rule 505;
/ /      the exemption in Rule 506;
/ /      the exemption in Section 4(2);
/ /      a Regulation A Offering Circular, dated ____________;
/ /      the exemption in Rule 701;
/ /      other: _____________________________________________.

                  2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

                           (a)      Optionee shall have provided the Corporation
with a written summary of the terms and conditions of the proposed disposition.

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                           (b)      Optionee shall have complied with all
requirements of this Agreement applicable to the disposition of the Purchased Shares.

                           (c)      Optionee shall have provided the Corporation
with written assurances, in form and substance satisfactory to the Corporation, that (1) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act, or (2) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

                  The Corporation shall NOT be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement, OR, (2) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

                  3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with restrictive legends substantially similar to the following:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS OR UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

         C.       MISCELLANEOUS PROVISIONS

                  1. No Employment or Service Contract. Nothing in this Agreement shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason with or without cause.

                  2. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days' advance written notice under this paragraph to all other parties to this Agreement.

                  3. Amendments and Waivers. No waiver or amendment of this Agreement shall be effective unless agreed to in writing by the parties hereto. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  4. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

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                  5.       Governing Law. This Agreement shall be governed by,
and construed in accordance with, the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

                  6. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                       GLOBAL E TUTOR, INC.


                                       BY:
                                          -------------------------------------
                                       TITLE:
                                             ----------------------------------

                                       OPTIONEE:

                                       ----------------------------------------
                                       ROBBIE WILLISON

                                       Address:
                                               --------------------------------

                                       ----------------------------------------

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                            SCHEDULE OF OPTION PRICES

                     Exercise Price            Shares
                        $0.50                  208,000
                        $0.25                  208,000